Exhibit 10.103

*** INDICATES CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B) OF REGULATION S-K BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

A.N.: 130339

AMD_00163614.0

AMENDMENT

Date of Amendment: February 25, 2015

AMENDMENT (this “Amendment”) to the Index License Agreement for Funds (MSCI reference number IXF_00040) dated as of March 18, 2000 (as previously amended, the “Agreement”) is made by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (as successor to Barclays Global Investors, N.A.) (“Licensee”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

1.	Exhibit A of the Agreement is hereby amended to add the following Indexes:

•MSCI World ex USA Risk Weighted Index

•MSCI World ex USA Enhanced Value Index

Or such other indexes as agreed by Licensee and MSCI in writing.

2.

Licensee may use the Indexes set forth in Section 1 above solely with respect to the following Licensee fluids (each, a “World ex U SA Factor ETF” and each World ex USA Factor ETF shall also be a “Fund” as such term is defined in the Agreement):

•iShares MSCI International Developed Size Factor ETF

•iShares MSCI International Developed Value Factor ETF

Or such other names as agreed by Licensee and MSCI in writing.

The World ex USA Factor ETFs shall be exchange traded Index funds listed on a national securities exchange located in the United States.

3.

Licensee shall pay MSCI a *********** license fee per Fund based on ******************************** which fee shall be calculated and payable on a ***********. The *********** license fee shall be calculated

******************************************************************************************

**************************************************************** as follows:

***********

***********

***********

For the avoidance of doubt, the *********** license fees shall be calculated ***********. For example,

************************************************************************************

*************************************************************************************

*************************************************************************************

********************************.

“Expense Ratio” shall mean the *********** when dividing **********************************

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******************************************************************************.

Notwithstanding anything to the contrary contained herein, if any Fund *********** or if a Fund’s ********************** or if a Fund has an ***********, the *********** licensee fee for such Fund shall

*******************************************************.

4.	Special Conditions:

a.

To the extent that this Amendment conflicts with the Agreement, this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment

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A.N.: 130339

AMD_00163614.0

b.

MSCI may terminate this Amendment with respect to Indexes set forth in Section I if, within one (1) year of the date of this Amendment, Licensee does not list a World ex USA Factor ETF that is based on such Index.

c.

If Licensee delists a particular World ex USA Factor ETF or changes the underlying Index for such World ex USA Factor ETF, Licensee’s right to use the relevant Index set forth in Section 1 with respect to such World ex USA Factor ETF shall automatically and immediately terminate.

d.	This Amendment shall be governed by, and construed In accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

ACKNOWLEDGED AND AGREED		.

LICENSEE: BlackRock Fund Advisors		MSCI INC

By	/s/ Manish Mehta	By	/s/ Alex Gil
Name	Manish Mehta	Name	Alex Gil
Title	Managing Director	Title	Executive Director
Date	8/20/2015	Date	Sep 30, 2015

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